UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 7, 2012

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST

(Registrant)

POWERSHARES DB ENERGY FUND;

POWERSHARES DB OIL FUND;

POWERSHARES DB PRECIOUS METALS FUND;

POWERSHARES DB GOLD FUND;

POWERSHARES DB SILVER FUND;

POWERSHARES DB BASE METALS FUND;

POWERSHARES DB AGRICULTURE FUND

(Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

Delaware	87-0778053
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

001-33229; 001-33240; 001-33242; 001-33244; 001-33231; 001-33234; 001-33236; and 001-33238

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

DB Commodity Services LLC, the managing owner (the “Managing Owner”) of PowerShares DB Multi-Sector Commodity Trust (the “Trust”), PowerShares DB Energy Fund, PowerShares DB Oil Fund, PowerShares DB Precious Metals Fund, PowerShares DB Gold Fund, PowerShares DB Silver Fund, PowerShares DB Base Metals Fund and PowerShares DB Agriculture Fund (each a “Fund” and collectively, the “Funds”), has determined that distributions will not be made to the shareholders of the Funds for the calendar year ending December 31, 2012.

As disclosed in the Funds’ prospectus, each Fund makes distributions at the discretion of the Managing Owner. To the extent that a Fund’s actual and projected interest income from its holdings of United States Treasury securities and other high credit quality short-term fixed income securities exceeded the actual and projected fees and expenses of such Fund, the Managing Owner has periodically made distributions of a substantial portion of the estimated amount of such excess. In the current interest rate environment, each Fund’s interest income has not exceeded the fees and expenses of such Fund; therefore, the Managing Owner has determined not to make distributions for the calendar year ending December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Martin Kremenstein
Name: Martin Kremenstein
Title: Chief Executive Officer

By:	/s/ Michael Gilligan
Name: Michael Gilligan
Title: Chief Financial Officer

PowerShares DB Energy Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Martin Kremenstein
Name: Martin Kremenstein
Title: Chief Executive Officer

By:	/s/ Michael Gilligan
Name: Michael Gilligan
Title: Chief Financial Officer

PowerShares DB Oil Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Martin Kremenstein
Name: Martin Kremenstein
Title: Chief Executive Officer

By:	/s/ Michael Gilligan
Name: Michael Gilligan
Title: Chief Financial Officer

PowerShares DB Precious Metals Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Martin Kremenstein
Name: Martin Kremenstein
Title: Chief Executive Officer

By:	/s/ Michael Gilligan
Name: Michael Gilligan
Title: Chief Financial Officer

PowerShares DB Gold Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Martin Kremenstein
Name: Martin Kremenstein
Title: Chief Executive Officer

By:	/s/ Michael Gilligan
Name: Michael Gilligan
Title: Chief Financial Officer

PowerShares DB Silver Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Martin Kremenstein
Name: Martin Kremenstein
Title: Chief Executive Officer

By:	/s/ Michael Gilligan
Name: Michael Gilligan
Title: Chief Financial Officer

PowerShares DB Base Metals Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Martin Kremenstein
Name: Martin Kremenstein
Title: Chief Executive Officer

By:	/s/ Michael Gilligan
Name: Michael Gilligan
Title: Chief Financial Officer

PowerShares DB Agriculture Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Martin Kremenstein
Name: Martin Kremenstein
Title: Chief Executive Officer

By:	/s/ Michael Gilligan
Name: Michael Gilligan
Title: Chief Financial Officer

Date: December 7, 2012